UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2024

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 650
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 520-8350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 16, 2024, AeroVironment, Inc. (the “Company”) renewed and modified the lease for its 900 Innovators Way, Simi Valley, CA 93065 facility. Summary information concerning the modification and extension of these lease is set forth below.

900 Innovators Way Lease Modification

On October 16, 2024, the Company entered into a Third Amendment to Lease Agreement to its March 1, 2008 lease with Hillside III, LLC, for the 900 Innovators Way, Simi Valley, CA 93065 property, that extended the lease term until May 31, 2030 at the monthly base rent indicated below:

Period	Base Monthly Rent
June 1, 2025 – May 31, 2026	$75,096.00
June 1, 2026 – May 31, 2027	$77,349.00
June 1, 2027 – May 31, 2028	$79,669.00
June 1, 2028 – May 31, 2029	$82,060.00
June 1, 2029 – May 31, 2030	$84,522.00

The base rents listed above are subject to and conditioned upon the Company negotiating and executing lease term extensions (“Other Lease Amendments”) for each of its other premises located at 994 Innovators Way, Simi Valley, CA 93065 (“994 Innovators Way”) and 996 Innovators Way, Simi Valley, CA 93065 (“996 Innovators Way”). In the event that the Company does not execute and deliver the Other Lease Amendments on or before December 31, 2024, the base rents listed above shall be increased by 13.64%.

Common Terms

The Company has an option to extend the lease term for a single 60-month period by providing written notice between 270 days and 360 days before the expiration of such lease. During the extension term for such lease, the base rent for the first year will be equal to the then current market rent, but not less than the base rent for the last month for such lease.

The foregoing description of the lease does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 26, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: October 18, 2024	By:	/s/ Melissa Brown
Melissa Brown
Senior Vice President, General Counsel & Corporate Secretary

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